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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-16843, 333-57543 and 333-78527) of The
Carbide/Graphic Group, Inc. and Subsidiaries of our report dated September 8, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
October 25, 1999